UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2013

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11695 Johns Creek Parkway
Suite 350
Johns Creek, GA 30097-1523
(Address of principal executive offices, including zip code)

770-418-8800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Piedmont Office Realty Trust, Inc. (the “Registrant”) is filing this Current Report on Form 8−K (the “Form 8−K”) to update the historical financial statements, Selected Financial Data, and Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Registrant’s Annual Report on Form 10−K for the year ended December 31, 2012 (the “2012 Form 10−K”) to reflect discontinued operations, as discussed below. This Form 8−K will permit the Registrant to incorporate these financial statements by reference, or otherwise, in future Securities and Exchange Commission (“SEC”) filings. The information in this Form 8−K is not an amendment to or restatement of the 2012 Form 10−K.

The results of operations of certain of the Registrant's consolidated properties that were sold subsequent to December 31, 2012 were reported as a component of discontinued operations for each of the periods presented in the Registrant’s Form 10-Q for the three months ended March 31, 2013 ("First Quarter 2013 Form 10-Q"). Under SEC requirements, the same reclassification as discontinued operations is required for each period presented in the Registrant's previously issued annual financial statements included in the Registrant’s 2012 Form 10−K, if those financial statements are to be incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended. Consequently, this Form 8−K updates Items 6, 7, 8 and 15(a)2 ("Schedule III- Real Estate Assets and Accumulated Depreciation" only) of the Registrant’s 2012 Form 10−K to reclassify those properties sold subsequent to December 31, 2012 as a component of discontinued operations for each period presented. This reclassification has no effect on the Registrant’s previously reported net income, net income available to common stockholders, Funds From Operations (“FFO”), Core FFO, and Adjusted FFO, as well as the related per share amounts.

Additionally, the Registrant anticipates filing one or more registration statements relating to debt securities of Piedmont Operating Partnership, LP (the "Operating Partnership"), guaranteed by the Registrant. When one or more registration statements becomes effective, the Registrant will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed registered securities. As a result, the Registrant is also filing this Form 8-K for the purpose of adding an additional footnote to the financial statements originally presented in the 2012 Form 10-K. Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference, includes an additional footnote (“Note 19: Guarantor and Non-Guarantor Financial Information”) with condensed consolidating financial information for the Registrant, the Operating Partnership, and the non-guarantor subsidiaries.

No other items in the 2012 Form 10-K, other than those identified above, are being updated by this filing. Information in the 2012 Form 10-K is generally stated as of February 27, 2013, and this filing does not reflect any subsequent information or events other than those described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2012 Form 10-K for any forward-looking statements. More current information is contained in the Registrant's First Quarter 2013 Form 10-Q and the Registrant’s other filings with the SEC for periods and events occurring after May 2, 2013. This Form 8-K should be read in conjunction with the 2012 Form 10-K and the First Quarter 2013 Form 10-Q as well as the Registrant’s other filings with the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm

99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data
Schedule III - Real Estate Assets and Accumulated Depreciation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.
(Registrant)

Date: June 4, 2013	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm

99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data
Schedule III - Real Estate Assets and Accumulated Depreciation